Exhibit 1(b)
                                                                    ------------


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                                     WARRANT



                  To Purchase         Shares of Common Stock of
                             ---------


                                 UNIDIGITAL INC.















                                                              , 19
                                               ------------ --    --


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                                  Exhibit 1(b)
                                  ------------

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

1.   Definitions..............................................................2

     1.1.   Definitions of Terms..............................................2
     1.2.   Other Definitions.................................................5

2.   Exercise of Warrant......................................................5

     2.1.   Right to Exercise; Notice.........................................5
     2.2.   Manner of Exercise; Issuance of Common Stock......................5
     2.3.   Effectiveness of Exercise.........................................7
     2.4.   Continued Validity................................................7
     2.5.   Automatic Exercise on Last Day of Exercise Period.................7

3.   Registration, Transfer, Exchange and Replacement of Securities;
     Legends..................................................................8

     3.1.   Registration, Transfer, Exchange and Replacement of Securities....8
     3.2.   Transfers and Legends.............................................8

4.   Anti-Dilution Provisions.................................................9

     4.1.   Adjustment of Number of Shares Purchasable........................9
     4.2.   Adjustment of Exercise Price......................................9
     4.3.   Rights Offering..................................................18
     4.4.   Certificates and Notices.........................................18
     4.5.   Adjustments for Changes in Certain Data..........................19

5.   Repurchase; Registration; Transfer Restrictions, etc....................19

6.   Reservation of Common Stock.............................................20

7.   Various Covenants of the Holding Company................................20

     7.1.   No Impairment or Amendment; No Further Issuances or Sales;
            Continued Validity...............................................20
     7.2.   Listing on Securities Exchanges, etc.............................21
     7.3.   Anti-Dilution Provisions.........................................21
     7.4    Indemnification..................................................21
     7.5.   Certain Expenses.................................................21



                                  Exhibit 1(b)
                                  ------------

8.   Miscellaneous...........................................................21

     8.1.   Nonwaiver........................................................21
     8.2.   Amendment........................................................21
     8.3.   Communications...................................................22
     8.4.   Like Tenor.......................................................22
     8.5.   Remedies.........................................................22
     8.6.   Successors and Assigns...........................................22
     8.7.   Governing Law....................................................22
     8.8.   Headings; Entire Agreement; Partial Invalidity, etc..............22


Exhibit 2.2(a)     Form of Notice of Exercise
Exhibit 3.1        Form of Assignment




                                  Exhibit 1(b)
                                  ------------

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER APPLICABLE SECURITIES LAW AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF REGISTRATION THEREUNDER OR AN EXEMPTION THEREFROM.

THIS WARRANT IS SUBJECT TO THE TERMS OF THE STOCKHOLDERS AGREEMENT (AS DEFINED IN THE SECURITIES PURCHASE AGREEMENTS REFERRED TO BELOW). COPIES OF SUCH
AGREEMENT ARE ON FILE AT THE ISSUER'S PRINCIPAL OFFICES AND, UPON WRITTEN REQUEST, COPIES THEREOF WILL BE MAILED WITHOUT CHARGE WITHIN FIVE DAYS OF RECEIPT OF SUCH REQUEST TO APPROPRIATELY INTERESTED PERSONS.


                                     WARRANT

                   To Purchase       Shares of Common Stock of
                               -----

                                 UNIDIGITAL INC.

No. RW-                                                                 , 19
       ---                                             -------------- --    ---


     THIS IS TO CERTIFY that, for value received,
                                                 ------------------------------,
or registered assigns, is entitled upon the due exercise hereof at any time during the Exercise Period (as hereinafter defined) to purchase in the aggregate shares of Common Stock, par value $.01 per share, of UNIDIGITAL INC., a
--------
Delaware corporation (the "Holding Company"), at an Exercise Price of $5.425 per share (such Exercise Price and the number of shares of Common Stock purchasable hereunder being subject to adjustment as provided herein), and to exercise the other rights, powers and privileges hereinafter provided, all on the terms and subject to the conditions hereinafter set forth.

     This Warrant is one of the Holding Company's Warrants to Purchase Shares of Common Stock (herein, together with any warrants issued in exchange therefor or replacement thereof, all as amended or supplemented from time to time, called the "Warrants") initially exercisable in the aggregate for 690,134 (subject to adjustment) shares of Common Stock and issued pursuant to those certain Securities Purchase Agreements, dated the Closing Date, by and among the Holding Company, its Subsidiaries and the institutional investors named therein (as amended, modified and supplemented from time to time, the "Securities Purchase Agreements"). Reference is hereby made to the Securities Purchase Agreements and the other Operative Documents (as defined therein) for a description of, among other things, certain terms relating to the Warrants and the Warrant Shares and certain rights of the holders thereof, including,

                                  Exhibit 1(b)
                                  ------------
without limitation, the right to require the registration under the Securities Act of the Warrant Shares under certain circumstances. Holders of Warrants and/or Warrant Shares are entitled to the applicable benefits of the Securities Purchase Agreements and the other Operative Documents and may enforce the applicable agreements contained therein, all in accordance with the terms thereof, notwithstanding any payment or prepayment or redemption or acquisition of any of the other Securities issued pursuant to the Securities Purchase Agreements.

1.   Definitions.
     -----------

     1.1.  Definitions of Terms.  Terms used herein without definition which are
           --------------------
defined in the Securities Purchase Agreements have the meanings ascribed to them therein, unless the context clearly requires otherwise, including, without limitation, the following terms: "Business Day", "corporation", "Common Stock",
                                  -------- ---    -----------     ------------
"Consolidated  Total  Assets",  "Notes",  "Officer's  Certificate",   "Operative
 ------------  -----  ------     -----     ---------  -----------      ---------
Documents", "Organizational Documents", "Person", "Preferred Shares", "Principal
---------    -------------- ---------    ------    --------- ------    ---------
Stockholder",   "Pro  Forma   Consolidated  Cash  Flow",   "Required   Holders",
-----------      ---  -----   ------------  ----  ----      --------   -------
"Securities",  "Securities  Act",  "Shares" and "Subsidiary".  In addition,  the
 ----------     ----------  ---     ------       ----------
terms defined in this section 1, whenever used and capitalized in this Warrant, shall, unless the context otherwise requires, have the following respective meanings:

     "Assignment" shall mean the form of Assignment appearing at the end of this
      ----------
Warrant.

     "Closing Date" shall mean September 14, 1999.
      ------- ----

     "Convertible  Securities"  shall mean  evidences  of  indebtedness,  Shares
      -----------  ----------
(including, without limitation, Preferred Shares) or other securities which are convertible into or exchangeable or exercisable for, with or without payment of additional consideration, shares of Common Stock, either immediately or upon the arrival of a specified date or the happening of a specified event.

     "Current Market Price" of any security (including,  without limitation, any
      ------- ------ -----
share of Common Stock) as of any date herein specified shall mean the average of the daily closing prices for the 30 consecutive trading days commencing 45 trading days before the day in question (or in the event that a security has been traded for less than 45 days, each of the trading days on which such security has been traded). The closing price for each day shall be (a) if such
                                                                      -
security is listed or admitted for trading on any national securities exchange, the last sale price of such security, regular way, or the average of the closing bid and asked prices thereof if no such sale occurred, in each case as officially reported on the principal securities exchange on which such security is listed, or (b) if not reported as described in clause (a), the average of the
               -
closing bid and asked prices of such security in the over-the-counter market as shown by the National Association of Securities

                                  Exhibit 1(b)
                                  ------------

Dealers, Inc. Automated Quotation System, or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, as reported by any member firm of the New York Stock Exchange selected by the Holding Company, or (c) if not quoted as described in clause (b), the
                              -
average of the closing bid and asked prices for such security as reported by the National Quotation Bureau Incorporated or any similar successor organization, as reported by any member firm of the New York Stock Exchange selected by the Holding Company. If such security is quoted on a national securities or central market system in lieu of a market or quotation system described above, the closing price shall be determined in the manner set forth in clause (a) of the preceding sentence if actual transactions are reported and in the manner set forth in clause (b) of the preceding sentence if bid and asked prices are reported but actual transactions are not.

     "Distribution" shall have the meaning specified in section 4.2(g).
      ------------

     "Exercise Period" shall mean the period
      -------- ------

          (a)  commencing on the earliest to occur of:

               (i)   September 14, 2002;

               (ii) the first date following the Closing Date on which the Holding Company shall file a registration statement with the Commission for any public offering of the Common Stock (other than for a registration of shares issuable upon the conversion, exercise or exchange of the Convertible Securities and/or Purchase Rights referred to in section 4.2(n)(ii) or 4.2(n)(iii) which were issued pursuant to an employee stock option plan or an employee stock purchase plan of the Holding Company);

               (iii) the first date following the Closing Date on which the Holding Company or any of its Subsidiaries sells any properties and assets (A) representing more than 10% of Consolidated Total Assets as
                  -
          of the then most  recently  ended  fiscal  quarter  or (B) to which is
                                                                  -
          properly attributed more than 10% of Pro Forma Consolidated Cash Flow for the most recently completed period of four consecutive fiscal quarters; and

               (iv) the occurrence of any Event of Default or other material default by the Holding Company or any of its Subsidiaries under any Debt of the Holding Company or any of its Subsidiaries; and

          (b)  terminating at 5:00 p.m. Boston time on September 14, 2006.

                                  Exhibit 1(b)
                                  ------------

     "Exercise  Price"  shall mean the price per share of Common Stock set forth
      --------  -----
in the  preamble  to this  Warrant,  as such price may be  adjusted  pursuant to section 4.

     "Fair  Value"  shall  mean the  fair  value  of the  appropriate  security,
      ----  -----
property, asset, business or entity as determined by the board of directors of the Holding Company, provided that if, within 15 days following receipt of the
                      --------
writing setting forth any such determination of Fair Value by the board of directors of the Holding Company, the Required Holders of the Warrants shall notify the Holding Company of their disagreement with such determination, then Fair Value shall be determined by an independent appraiser of recognized national standing (selected by the Holding Company and reasonably satisfactory to the Required Holders of the Warrants). Each determination of Fair Value shall be made in accordance with generally accepted financial practice and shall be set forth in writing, and the Holding Company shall, immediately following such determination, deliver a copy thereof to each holder or holders of the Securities then outstanding. The determination of any such independent appraiser so made shall be conclusive and binding on the Holding Company and on all holders of the Warrants for purposes of the event giving rise to the need for such determination. The Holding Company shall pay all of the expenses incurred in connection with any such determination, including, without limitation, the expenses of the independent appraiser, if any, engaged to make such determination. If the Holding Company shall not have engaged such appraiser within 20 days after the occurrence of the event giving rise to the need therefor, then such appraiser may be engaged by the Required Holders of the Warrants. Notwithstanding the foregoing, in the case of any security (including, without limitation, any share of Common Stock), if clauses (a), (b) or (c) of the definition of Current Market Price are applicable to such security, then the Fair Value of such security shall be the Current Market Price of such security.

     "Holding Company" shall mean Unidigital Inc., a Delaware  corporation,  and
      ------- -------
any successor thereto.

     "Notice of Exercise" shall mean the Notice of Exercise substantially in the
      ------ -- --------
form of Exhibit 2.2(a) attached hereto.
        --------------

     "Other  Securities" shall mean with reference to the exercise  privilege of
      -----  ----------
the holders of the Warrants, any Shares (other than shares of Common Stock) and any other securities of the Holding Company (including, without limitation, Preferred Shares) or of any other Person which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise or partial exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock (or Other Securities) pursuant to the terms of the Warrants or otherwise.


                                  Exhibit 1(b)
                                  ------------

     "Purchase  Rights"  shall mean any  warrants,  options  or other  rights to
      --------  ------
subscribe for, purchase or otherwise acquire any shares of Common Stock or any Convertible Securities, either immediately or upon the arrival of a specified date or the happening of a specified event.

     "Securities  Purchase  Agreements"  shall have the meaning specified in the
      ----------  --------  ----------
preamble to this Warrant.

     "Warrant  Shares"  shall  mean the  shares of Common  Stock  (and/or  Other
      -------  ------
Securities) issued or issuable, as the case may be, from time to time upon exercise of the Warrants, including, without limitation, any shares of Common Stock (and/or Other Securities) issued or issuable with respect thereto by way of dividend or distribution or in connection with a combination of Shares, recapitalization, merger, consolidation, other reorganization or otherwise.

     "Warrants"  shall  have  the  meaning  specified  in the  preamble  to this
      --------
Warrant.

     1.2.  Other  Definitions.  The terms defined in this section 1.2,  whenever
           ------------------
used in this Warrant, shall, unless the context otherwise requires, have the following respective meanings:

     "this  Warrant"  (and  similar  references  to any of the  other  Operative
      ----  -------
Documents)  shall mean,  and the words "herein" (and  "therein"),  "hereof" (and
                                        ------         -------      ------
"thereof"),  "hereunder" (and  "thereunder")  and words of similar import shall,
 -------      ---------         ----------
unless the context clearly requires otherwise, refer to, such instruments as they may from time to time be amended, modified or supplemented.

2.   Exercise of Warrant.
     -------------------

     2.1. Right to Exercise;  Notice. On the terms and subject to the conditions
          --------------------------
of this section 2, the holder hereof shall have the right, at its option, to exercise this Warrant in whole or in part at any time or from time to time during the Exercise Period, all as more fully specified below.

     2.2.  Manner of  Exercise;  Issuance  of Common  Stock.  To  exercise  this
           ------------------------------------------------
Warrant,  the holder hereof shall deliver to the Holding Company (a) a Notice of
                                                                  -
Exercise  (substantially  in the form of Exhibit  2.2(a)  attached  hereto) duly
                                         ---------------
executed by a duly authorized officer of the holder hereof (or its attorney-in-fact) specifying the Warrant Shares to be purchased, (b) an amount
                                                                    -
equal to the aggregate Exercise Price for all Warrant Shares as to which this Warrant is then being exercised and (c) this Warrant. At the option of the
                                         -
holder hereof,  payment of the Exercise Price shall be made (w) by wire transfer
                                                             -
of funds to an account in a bank located in the United States designated by the Holding Company for such purpose, (x) by check payable to the order of the
                                       -
Holding

                                  Exhibit 1(b)
                                  ------------

Company,  (y) by  application  of any Notes or any Warrant  Shares,  as provided
           -
below, or (z) by any combination of such methods.
           -

         Upon the exercise of this Warrant in whole or in part, the holder hereof may, at its option, submit to the Holding Company written instructions from such holder to apply any specified portion of the Warrant Shares issuable upon such exercise in payment of the Exercise Price required upon such exercise, in which case the Holding Company will accept such specified portion of the Warrant Shares (at a value per share equal to the then Fair Value thereof less,
                                                                           ----
in each case, the Exercise Price then in effect), in lieu of a like amount of such cash payment.

         Upon the exercise of this Warrant in whole or in part by the holder of any Notes, such holder may, at its option, surrender such Notes to the Holding Company together with written instructions from such holder to apply all or any specified principal amount of such Notes against the payment of some or all of the Exercise Price required upon such exercise, in which case the Holding Company will accept such specified principal amount in lieu of a like amount of cash. In lieu of or in addition to the aforesaid application, such holder may, without surrendering such Notes, furnish the Holding Company with written instructions to apply all or any specified amount of accrued interest on such Notes against the payment of some or all of the Exercise Price required upon such exercise, in which case the Holding Company will accept such specified accrued interest in lieu of a like amount of cash. Upon any such partial application of the principal of any such Note, the Companies will promptly issue and deliver to or upon the order of the holder thereof a new Note or Notes equal in aggregate principal amount to the unpaid principal amount of such surrendered Note not so applied and dated so as to result in no loss of interest. At the time of surrender of any such Note pursuant to this section 2.2, the Companies will pay to the holder surrendering such Note all interest on the principal amount thereof so applied (but no premium shall be due in connection therewith) accrued to and including the date of such surrender and not applied to the Exercise Price.

         Upon receipt of the items referred to in section 2.3, the Holding Company shall, as promptly as practicable, and in any event within five Business Days thereafter, cause to be issued and delivered to the holder hereof (or its nominee) or the transferee designated in the Notice of Exercise, a certificate or certificates representing the Warrant Shares specified in the Notice of Exercise (but not exceeding the maximum number thereof issuable upon exercise of this Warrant) minus the Warrant Shares, if any, applied in payment of the
                -----
Exercise Price. Such certificates shall be registered in the name of the holder hereof (or its nominee) or in the name of such transferee, as the case may be.

         If this Warrant is exercised in part, the Holding Company shall, at the time of delivery of such certificate or certificates, issue and deliver to the holder hereof or the transferee so designated in the Notice of Exercise, a new Warrant evidencing the right of

                                  Exhibit 1(b)
                                  ------------
the holder hereof or such transferee to purchase at the Exercise Price then in effect the Warrant Shares for which this Warrant shall not have been exercised and this Warrant shall be cancelled.

     2.3.  Effectiveness of Exercise.  Unless otherwise  requested by the holder
           -------------------------
hereof, this Warrant shall be deemed to have been exercised and such certificate or certificates representing Warrant Shares shall be deemed to have been issued, and the holder or transferee so designated in the Notice of Exercise shall be deemed to have become the holder of record of such Warrant Shares for all purposes, as of the close of business on the date on which the Notice of Exercise, the Exercise Price and this Warrant shall have been received by the Holding Company.

     2.4.  Continued  Validity.  A holder  of  Warrant  Shares  issued  upon the
           -------------------
exercise of this Warrant, in whole or in part, shall continue to be entitled to all rights to which a holder of this Warrant is entitled pursuant to the provisions of this Warrant except such rights as by their terms apply solely (a)
                                                                              -
to the holder of a Warrant or (b) to the period  prior to the  exercise  of this
                               -
Warrant in whole or in part, notwithstanding that this Warrant is cancelled following such exercise. The Holding Company will, at the time of any exercise of this Warrant, upon the request of the holder of the Warrant Shares issued upon the exercise hereof, acknowledge in writing, in form reasonably satisfactory to such holder, its continuing obligation to afford to such holder all rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant, including, without limitation, those set forth in sections 7.1, 7.2, 7.3 and 7.4 of this Warrant; provided that if such holder shall fail to make any such request, such failure
--------
shall not affect the continuing obligation of the Holding Company to afford to such holder all such rights.

     2.5.  Automatic  Exercise on Last Day of Exercise  Period.  If this Warrant
           ---------------------------------------------------
shall not have been exercised in full on or before the last day of the Exercise Period, then this Warrant shall be automatically exercised, without further action on the part of the holder hereof, in full (and the holder hereof shall be deemed to be a holder of the Warrant Shares issued upon such automatic exercise) on and as of the last day of the Exercise Period, unless at any time on or before such last day of the Exercise Period the holder of this Warrant shall notify the Holding Company in writing that no such automatic exercise is to occur. Payment of the Exercise Price due in connection with any such automatic exercise pursuant to this section 2.5 shall be made by application of that portion of the Warrant Shares issuable upon such exercise (at a value per share equal to the then Fair Value thereof less, in each case, the Exercise Price then
                                     ----
in effect) equal to the aggregate Exercise Price which is due upon such exercise, unless at any time on or before such last day of the Exercise Period the holder of this Warrant shall notify the Holding Company that such holder elects one of the other payment options set forth in section 2.2 or unless the Fair Value of the Warrant Shares is less than the Exercise Price then in effect. As promptly as practicable following any such automatic exercise, and in any event within

                                  Exhibit 1(b)
                                  ------------
ten Business Days after the day that the holder of this Warrant surrenders this Warrant to the Holding Company for cancellation, the Holding Company shall cause to be issued and delivered to the holder hereof a certificate registered in the name of the holder hereof (unless the holder shall specifically instruct the Holding Company otherwise) representing the Warrant Shares issued in connection with such automatic exercise of this Warrant minus the number of Warrant Shares,
                                             -----
if any, applied in payment of the Exercise Price.

3.   Registration, Transfer, Exchange and Replacement of Securities; Legends.
     -----------------------------------------------------------------------

     3.1.  Registration,  Transfer,  Exchange  and  Replacement  of  Securities.
           --------------------------------------------------------------------
Reference  is  hereby  made  to  the  Securities  Purchase  Agreements  and  the
Registration   Rights   Agreement  for  certain   provisions   relating  to  the
registration, transfer, exchange and replacement of the Warrants and Warrant Shares. To transfer this Warrant, the holder shall deliver to the Holding Company a Notice of Assignment (substantially in the form of Exhibit 3.1
                                                                    ------------
attached hereto) duly executed by the holder hereof (or its attorney) specifying that this Warrant (or any portion hereof) is to be transferred to the Person(s) named therein.

     3.2. Transfers and Legends. Neither this Warrant nor any Warrant Shares may
          ---------------------
be transferred or assigned unless registered under the Securities Act or unless an exemption from such registration is available, and any transfer or assignment not made in accordance with the foregoing shall be void. Until the date on which a registration statement covering the Warrants becomes effective under the Securities Act, each Warrant shall bear a legend in substantially the following form:

           "THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER APPLICABLE SECURITIES LAW AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF REGISTRATION THEREUNDER OR AN EXEMPTION THEREFROM."

Until the date on which a registration statement covering the Warrant Shares becomes effective under the Securities Act, each certificate evidencing Warrant Shares shall bear a legend in substantially the following form:

           "THE  SECURITIES  REPRESENTED BY THIS  CERTIFICATE  HAVE NOT
           BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER APPLICABLE SECURITIES LAW AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF REGISTRATION THEREUNDER OR AN EXEMPTION THEREFROM."


                                  Exhibit 1(b)
                                  ------------

Upon receipt from any holder of Warrants or Warrant Shares by the Holding Company of a notice to the effect that any of the foregoing legends are no longer required or applicable, the Holding Company shall reissue the certificates evidencing the applicable Securities without such legends unless the Holding Company shall promptly deliver to such holder an opinion of counsel reasonably satisfactory to such holder that such legends are still required or applicable.

4.   Anti-Dilution Provisions.
     ------------------------

     4.1. Adjustment of Number of Shares Purchasable. Upon any adjustment of the Exercise Price as provided in section 4.2, the holder hereof shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest 1/100th of a share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable hereunder immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

     4.2. Adjustment of Exercise Price. In addition to any adjustment required under the provisions of section 4.5 below, and except as otherwise provided in section 4.2(n) below, the Exercise Price shall be subject to adjustment from time to time as set forth in this section 4.2.

          (a) Dividends, Distributions, Subdivisions and Combinations. If and whenever the Holding Company subsequent to the date hereof:

               (i) declares a dividend upon, or makes any distribution in respect of, any of its Shares payable in shares of Common Stock, Convertible Securities or Purchase Rights, or

               (ii) subdivides its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

               (iii) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

     then the Exercise Price shall be adjusted to that price determined by multiplying the Exercise Price in effect immediately prior to such event by a fraction (A) the numerator of which shall be the total number of
                   -
     outstanding shares of Common Stock immediately prior to such event, and (B)
                                                                              -
     the denominator of which shall be the total number of outstanding shares of Common Stock immediately after such event, treating as outstanding all shares of Common Stock issuable upon conversions or exchanges of any such Convertible Securities issued in such

                                  Exhibit 1(b)
                                  ------------
     dividend or distribution and exercises of any such Purchase Rights issued in such dividend or distribution.

          (b) Issuance of Additional Shares of Common Stock. If and whenever the
              ---------------------------------------------
     Holding Company subsequent to the date hereof shall issue or sell any shares of Common Stock (except as otherwise provided in the last paragraph of this section 4.2(b)), for a consideration per share less than the Fair Value per share (determined, in each case, as of the date specified in the next succeeding paragraph), the Exercise Price upon each such issuance or sale shall be adjusted as of the date specified in the next succeeding paragraph to the price determined by multiplying the Exercise Price in
                                             -----------
     effect as of the date specified in the next succeeding paragraph by a fraction (x) the numerator of which is (A) the sum of (1) the number of
                -                               -              -
     shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Fair Value per share of Common Stock immediately prior to such issue or sale plus (2) the aggregate consideration, if any, received
                              -
     by the Holding  Company  upon such issue or sale,  divided by (B) the total
                                                                    -
     number of shares of Common Stock outstanding immediately after such issue or sale, and (y) the denominator of which is the Fair Value per share of
                    -
     Common Stock immediately prior to such issue or sale.

          For the purposes of this section 4.2(b), the date as of which the Exercise Price shall be adjusted and the date as of which the Fair Value shall be determined shall be the earlier of (A) the date on which the
                                                       -
     Holding Company shall enter into a firm contract for the issuance of such shares of Common Stock and (B) immediately prior to the date of actual
                                    -
     issuance of such shares of Common Stock.

          No adjustment of the Exercise Price shall be made under this section 4.2(b) upon the issuance of any shares of Common Stock which are (i)
                                                                              -
     distributed to holders of Common Stock pursuant to a dividend, distribution or subdivision for which an adjustment shall previously have been made under section 4.2(a) or (ii) issued pursuant to the exercise of any
                                 --
     Purchase Rights or pursuant to the conversion or exchange of any Convertible Securities to the extent that an adjustment shall previously have been made upon the issuance of such Purchase Rights or Convertible Securities pursuant to sections 4.2(a), (c) or (d).

          (c) Issuance of Purchase  Rights.  If and whenever the Holding Company
              ----------------------------
     subsequent to the date hereof shall issue or sell any Purchase Rights (except as otherwise provided in the last paragraph of this section 4.2(c)) and the consideration per share for which shares of Common Stock may at any time thereafter be issuable upon exercise thereof (or, in the case of Purchase Rights exercisable for the purchase of Convertible Securities, upon the subsequent conversion or exchange of such Convertible Securities) shall be less than the Fair Value per share (determined, in each case, as of the date specified in the next

                                  Exhibit 1(b)
                                  ------------
     succeeding paragraph), the Exercise Price upon each such issuance or sale shall be adjusted as provided in section 4.2(b) as of the date specified in the next succeeding paragraph on the basis that the maximum number of shares of Common Stock ever issuable upon exercise of such Purchase Rights (or upon conversion, exercise or exchange of such Convertible Securities following such exercise) shall be deemed to have been issued as of the date of the determination of the Fair Value specified in the next succeeding paragraph.

          For the purposes of this section 4.2(c), the date as of which the Exercise Price shall be adjusted and the date as of which the Fair Value shall be determined shall be the earlier of (A) the date on which the
                                                       -
     Holding Company shall enter into a firm contract for the issuance of such Purchase Rights and (B) immediately prior to the date of actual issuance of
                          -
     such Purchase Rights.

          No adjustment of the Exercise Price shall be made under this section 4.2(c) upon the issuance of any Purchase Rights to the extent that an adjustment shall previously have been made upon the issuance of such Purchase Rights pursuant to section 4.2(a).

          (d) Issuance of  Convertible  Securities.  If and whenever the Holding
              ------------------------------------
     Company subsequent to the date hereof shall issue or sell any Convertible Securities (except as otherwise provided in the last paragraph of this section 4.2(d)) and the consideration per share for which shares of Common Stock may at any time thereafter be issuable pursuant to the terms of such Convertible Securities shall be less than the Fair Value per share (determined, in each case, as of the date specified in the next succeeding paragraph), the Exercise Price upon each such issuance or sale shall be adjusted as provided in section 4.2(b) as of the date specified in the next succeeding paragraph on the basis that the maximum number of shares of Common Stock ever necessary to effect the conversion, exercise or exchange of all such Convertible Securities shall be deemed to have been issued as of the date of the determination of the Fair Value specified in the next succeeding paragraph.

          For the purposes of this section 4.2(d), the date as of which the Exercise Price shall be adjusted and the date as of which the Fair Value shall be determined shall be the earlier of (A) the date on which the
                                                       -
     Holding Company shall enter into a firm contract for the issuance of such Convertible Securities and (B) immediately prior to the date of actual
                                   -
     issuance of such Convertible Securities.

          No adjustment of the Exercise Price shall be made under this section 4.2(d) upon the issuance of any Convertible Securities which are (i)
                                                                              -
     distributed to holders of Common Stock pursuant to a dividend or distribution to the extent that an adjustment shall previously have been made pursuant to section 4.2(a) or

                                  Exhibit 1(b)
                                  ------------

     (ii) issued  pursuant to the exercise of any Purchase  Rights to the extent
      --
     that an adjustment shall previously have been made upon the issuance of such Purchase Rights pursuant to section 4.2(a) or (c).

          (e)  Minimum  Adjustment.  If any  adjustment  of the  Exercise  Price
               -------------------
     pursuant to this section 4.2 shall result in an adjustment of less than $0.05425, no such adjustment shall be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to $0.05425; provided that upon any
                                                       --------
     adjustment of the Exercise Price  resulting  from (i) the  declaration of a
                                                        -
     dividend upon, or the making of any distribution in respect of, any Shares of the Holding Company payable in Common Stock, Purchase Rights or Convertible Securities or (ii) the reclassification by subdivision,
                                    --
     combination or otherwise, of the Common Stock into a greater or smaller number of shares, the foregoing figure of $0.05425 (or such figure as last adjusted) shall be proportionately adjusted, and provided, further, that
                                                        --------   -------
     upon the exercise of this Warrant, the Holding Company shall make all necessary adjustments (to the nearest .0001 of a cent) not theretofore made to the Exercise Price up to and including the date upon which this Warrant is exercised.

          (f)  Readjustment  of  Exercise  Price.  Upon  each  change in (i) the
               ---------------------------------                          -
     consideration, if any, payable for any Purchase Rights or Convertible Securities referred to in section 4.2(a), (c) or (d), (ii) the
                                                                        --
     consideration, if any, payable upon exercise of such Purchase Rights or upon the conversion, exercise or exchange of such Convertible Securities or
     (iii) the number of shares of Common  Stock  issuable  upon the exercise o
      ---
     such Purchase Rights or the rate at which such Convertible Securities are convertible into or exchangeable for shares of Common Stock, the Exercise Price in effect at the time of such event shall forthwith be readjusted to the Exercise Price which would have been in effect at such time had such Purchase Rights or Convertible Securities provided for such changed consideration, number of shares of Common Stock so issuable or conversion rate, as the case may be, at the time initially granted, issued or sold. On the expiration or termination of any Purchase Rights not exercised or of any right to convert, exercise or exchange under any Convertible Securities terminated or not exercised, the Exercise Price then in effect shall forthwith be increased to the Exercise Price which would have been in effect at the time of such expiration had such Purchase Rights or Convertible Securities never been issued. No readjustment of the Exercise Price pursuant to this section 4.2(f) shall (i) increase the Exercise Price
                                                  -
     by an amount in excess of the adjustment originally made to the Exercise Price in respect of the issue, sale or grant of the applicable Purchase Rights or Convertible Securities or (ii) require any adjustment to the
                                             --
     amount paid or number of Warrant Shares received by any Person upon any exercise of this Warrant prior to the date upon which such readjustment to the Exercise Price shall occur.


                                  Exhibit 1(b)
                                  ------------

          (g)  Reorganization,   Reclassification  or  Recapitalization  of  the
               -----------------------------------------------------------------
     Holding  Company;  Dividends, etc.  If and whenever  subsequent to the dat
     ----------------------------------
     hereof  the   Holding   Company   shall  (i)  effect  any   reorganization,
                                               -
     reclassification or recapitalization of any shares of Common Stock (or any other Shares of the Holding Company) (other than in the cases referred to in section 4.2(a)), (ii) effect any consolidation or merger of the Holding
                           --
     Company with or into  another  Person,  (iii) effect the sale,  transfer or
                                              ---
     other disposition of the property, assets or business of the Holding Company as an entirety or substantially as an entirety, (iv) effect any
                                                                  --
     other transaction (or any other event shall occur) (other than as explicitly provided elsewhere in this section 4.2) or (v) declare a
                                                                  -
     dividend or make any other distribution as a result of which holders of shares of Common Stock receive any Shares or other securities and/or property (including, without limitation, cash and/or Shares of any Subsidiary of the Holding Company (and including, without limitation, any dividend payable out of earnings or any surplus legally available for distribution under the laws of the jurisdiction of the Holding Company's organization)) with respect to or in exchange for the shares of Common Stock (the transactions referred to in the foregoing clauses (i), (ii),
     (iii), (iv) and (v) being each hereinafter referred to as a "Distribution"), then at the same time the holder of this Warrant shall receive (in addition to or in lieu of, as applicable, the Warrant Shares deliverable upon exercise hereof) the same number of Shares or other securities and/or the same property (including, without limitation, cash and/or Shares of any Subsidiary of the Holding Company) which such holder would have received if this Warrant had been exercised immediately prior to such Distribution (or the applicable record date therefor).

          Prior to and as a condition of the consummation of any Distribution, the Holding Company shall make equitable, written adjustments satisfactory to the Required Holders of the Warrants in the application of the provisions set forth herein and in the other Operative Documents so that such provisions shall thereafter be applicable, as nearly as possible, in relation to any Shares or other securities or other property delivered to the holders of the Warrants pursuant to this section 4.2(g). Any such adjustment shall be made by and set forth in a supplemental agreement of the Holding Company and/or the successor entity, as applicable, in form and substance acceptable to the Required Holders of the Warrants, which agreement shall bind and shall be enforceable against the Holding Company and/or the successor entity, as applicable, and all holders of Warrants then outstanding and shall be accompanied by a favorable opinion of the regular outside counsel to the Holding Company or the successor entity, as applicable (or such other firm as is reasonably acceptable to the Required Holders of the Warrants), as to the enforceability of such agreement and as to such other matters as the Required Holders of the Warrants may reasonably request, such opinion to be in form and substance reasonably acceptable to the Required Holders of the Warrants.

                                  Exhibit 1(b)
                                  ------------

          (h)   Other Dilutive Events.  If any other  transaction or event shall
                ----------------------
     occur  (excluding any transaction or event  explicitly  referred to in this section 4.2, but including, without limitation, any issuance, repurchase, redemption, or other distribution in respect of any Shares or other securities of the Holding Company or of any other Person, including any Person referred to in section 4.2(g)), as to which the other provisions of this section 4 are not strictly applicable but the failure to make any adjustment to the Exercise Price or to any of the other terms of this Warrant would not fairly protect the purchase rights and other rights represented by this Warrant in accordance with the essential intent and principles hereof, then, and as a condition to the consummation of any such transaction or event, and in each such case, the Holding Company shall appoint a firm of independent certified public accountants of recognized national standing (which may be the regular auditors of the Holding Company), which shall give its opinion as to the adjustment, if any, on a basis consistent with the essential intent and principles established in this section 4, necessary to preserve, without dilution, the rights represented by this Warrant. The certificate of any such firm of accountants shall be conclusive evidence of the correctness of any computation made under this section 4. The Holding Company shall pay the fees and expenses of such firm of accountants in connection with any such opinion. Upon receipt of such opinion, the Holding Company will promptly deliver a copy thereof to the holder of this Warrant and shall make the adjustments, if any, described therein.

          (i)   Determination of Consideration. For the purposes of this section
                ------------------------------
     4, the consideration received or receivable by the Holding Company for the issuance, sale or grant of shares of Common Stock, Purchase Rights or Convertible Securities, irrespective of the accounting treatment of such consideration, shall be valued and determined as follows:

                (i)   Cash Payment.  In the case of cash, the gross  amount paid
                      ------------
          by the purchasers without deduction of any accrued interest or dividends, any reasonable expenses paid or incurred and any reasonable underwriting commissions or concessions paid or allowed by the Holding Company in connection with such issue or sale.

                (ii)  Non-Cash Payment.  In the case of consideration other than
                      ----------------
          cash, the Fair Value thereof (in any case as of the date immediately preceding the issuance, sale or grant in question).

                (iii) Certain  Allocations.  If shares of Common Stock, Purchase
                      --------------------
          Rights and/or Convertible Securities are issued or sold together with other securities or other assets of the Holding Company for a consideration which covers more than one of the foregoing categories of securities and assets, the consideration received or receivable (computed as provided in


                                  Exhibit 1(b)
                                  ------------
          clauses (i) and (ii) of this section 4.2 (i)) shall be allocable to such shares of Common Stock, Purchase Rights and/or Convertible Securities as reasonably determined in good faith by the board of directors of the Holding Company (provided such allocation is set
                                              --------
          forth in a written resolution and a certified copy thereof is furnished to the holder of this Warrant promptly (but in any event within 10 days) following its adoption).

               (iv) Dividends  in  Securities.   If the  Holding  Company  shall
                    -------------------------
          declare a dividend or make any other distribution upon any Shares of the Holding Company payable in shares of Common Stock, Convertible Securities or Purchase Rights, such shares of Common Stock,
          Convertible Securities or Purchase Rights, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

               (v) Purchase Rights and Convertible Securities. The consideration
                   ------------------------------------------
          for which each share of Common Stock shall be deemed to be issued upon the issuance or sale of any Purchase Rights or Convertible Securities shall be determined by dividing (A) the total consideration, if any,
                                           -
          received by the Holding Company as consideration for the Purchase Rights or the Convertible Securities, as the case may be, plus the minimum aggregate amount of additional consideration, if any, ever payable to the Holding Company upon the exercise of such Purchase Rights and/or upon the conversion or exchange of such Convertible Securities, as the case may be, but without deduction of any accrued interest or dividends, any reasonable expenses paid or incurred and any reasonable underwriting commissions or concessions paid or allowed by the Holding Company in connection with such issue or sale; by (B)
                                                                              -
          the maximum number of shares of Common Stock ever issuable upon the exercise of such Purchase Rights or upon the conversion or exchange of such Convertible Securities.

               (vi) Merger,  Consolidation  or Sale of Assets.  If any shares of
                    -----------------------------------------
          Common Stock, Convertible Securities or Purchase Rights are issued in connection with any merger or consolidation of which the Holding Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the Fair Value of such portion of the assets and business of the non-surviving corporation as shall be attributable to such Common Stock, Convertible Securities or Purchase Rights, as the case may be. In the event of (A) any merger or
                                                              -
          consolidation of which the Holding Company is not the surviving corporation or (B) the sale, transfer or other disposition of the
                           -
          property, assets or business of the Holding Company as an entirety or substantially as an entirety for Shares or other securities of

                                  Exhibit 1(b)
                                  ------------
          any other Person, the Holding Company shall be deemed to have issued the number of shares of Common Stock for Shares or other securities of the surviving corporation or such other Person computed on the basis of the actual exchange ratio on which the transaction was predicated and for a consideration equal to the Fair Value on the date of such transaction of such Shares or other securities of the surviving corporation or such other Person, and if any such calculation results in adjustment of the Exercise Price, the determination of the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such merger, consolidation or sale, for the purposes of section 4.2(g), shall be made after giving effect to such adjustment of the Exercise Price.

          (j) Record  Date.  If the Holding  Company  shall take a record of the
              ------------
     holders  of the  Common  Stock for the  purpose  of  entitling  them (i) to
                                                                           -
     receive a dividend or other distribution payable in Common Stock, Convertible Securities or Purchase Rights or (ii) to subscribe for or
                                                       --
     purchase Common Stock, Convertible Securities or Purchase Rights, then all references in this section 4 to the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be, shall be deemed to be references to such record date.

          (k) Shares Outstanding. The number of shares of Common Stock deemed to
              ------------------
     be outstanding at any given time shall not include shares of Common Stock held by the Holding Company or any Subsidiary of the Holding Company.

          (l) Maximum Exercise Price. At no time shall the Exercise Price exceed
              ----------------------
     the amount set forth in the first paragraph of the Preamble of this Warrant except as a result of an adjustment thereto pursuant to section 4.2(a)(iii) or 4.2(g).

          (m) Application.  All subdivisions of this section 4.2 are intended to
              -----------
     operate independently of one another. If a transaction or an event occurs that requires the application of more than one subdivision, all applicable subdivisions shall be given independent effect (but without duplication of adjustment).

          (n) No Adjustments Under Certain Circumstances. Anything herein to the
              ------------------------------------------
     contrary notwithstanding, no adjustment to the Exercise Price shall be made in the case of:

               (i) any issuance of shares of Common Stock (or Other Securities) upon the exercise in whole or in part of any of the Warrants;

                                  Exhibit 1(b)
                                  ------------

               (ii) any issuance of shares of Common Stock upon the conversion, exercise or exchange of any Convertible Securities and/or Purchase Rights outstanding on the Closing Date and specified on Exhibit 5.5(b)
                                                                  --------------
          attached to the  Securities  Purchase  Agreements,  provided  that the
                                                              --------
          aggregate number of shares of Common Stock so issued shall not exceed 2,585,031 (subject to appropriate adjustment for any stock dividend, subdivision or combination) at any time;

               (iii) any grant by the Holding Company to any employees of the Holding Company or any of its Subsidiaries (other than the Principal Stockholder (or any members of his Family)) of any shares of Common Stock and/or options to purchase shares of Common Stock pursuant to a stock option plan adopted by the board of directors of the Holding Company, and the issuance of shares of Common Stock upon the exercise of such options, provided that the aggregate number of shares of
                             --------
          Common Stock so granted, issued and issuable shall not exceed 920,178 (subject to appropriate adjustment for any stock dividend, subdivision or combination) at any time; and

               (iv) any issuance of shares of Common Stock (or Convertible Securities or Purchase Rights) to any Person (who prior to such issuance was not affiliated with the Holding Company or any of its Subsidiaries) as consideration paid in connection with any acquisition of any Person or business effected in compliance with the terms of the Operative Documents so long as the per share consideration received or receivable by the Holding Company for such issuance is not less than the average market price of the Common Stock during a period of not less than 10 consecutive trading days ended not more than 5 days prior to the date of such issuance of such Common Stock (or Convertible Securities or Purchase Rights).

     4.3.  Rights  Offering.  If the Holding Company shall effect an offering of
           ----------------
securities pro rata among its stockholders, the holder hereof shall be entitled,
           --- ----
at its option, to elect to participate in each and every such offering as if this Warrant had been exercised and such holder were, at the time of any such rights offering, then a holder of that number of Warrant Shares to which such holder is then entitled on the exercise hereof.

     4.4.  Certificates and Notices.
           ------------------------

           (a) Adjustments to Exercise Price. As promptly as practicable (but in
               -----------------------------
     any event not later than five days) after the occurrence of any event requiring any adjustment under this section 4 to the Exercise Price (or to the number or kind of securities or other property deliverable upon the exercise of this Warrant), the

                                  Exhibit 1(b)
                                  ------------

     Holding Company shall, at its expense, deliver to the holder of this Warrant either (i) an Officer's Certificate or (ii) a certificate signed by
                     -                               --
     a firm of independent public accountants of recognized national standing (which may be the regular auditors of the Holding Company), setting forth in reasonable detail the events requiring the adjustment and the method by which such adjustment was calculated and specifying the adjusted Exercise Price and the number of shares of Common Stock (or Other Securities) purchasable upon exercise of this Warrant after giving effect to such adjustment. The certificate of any such firm of accountants shall be conclusive evidence of the correctness of any computation made under this section 4.

          (b)  Extraordinary   Events.  If  and  whenever  the  Holding  Company
               ----------------------
     subsequent  to the date hereof shall propose to (i) pay any dividend to the
                                                      -
     holders of shares of Common Stock or to make any other distribution to the holders of shares of Common Stock (including, without limitation, any cash dividend), (ii) offer to the holders of shares of Common Stock rights to
                  --
     subscribe for or purchase any additional Shares of the Holding Company or any other rights or options, (iii) effect any reclassification of the
                                      ---
     Shares of the Holding Company (other than a reclassification involving merely the subdivision or combination of outstanding shares of Common Stock referred to in section 4.2(a)), (iv) engage in any reorganization or
                                          --
     recapitalization  or any consolidation or merger,  (v) consummate any sale,
                                                         -
     transfer or other disposition of its property, assets and business as an entirety or substantially as an entirety, (vi) effect any other transaction
                                                --
     which might require an adjustment to the Exercise Price (or to the number or kind of shares of Common Stock, securities or other property deliverable upon the exercise of this Warrant), including, without limitation, any transaction of the kind described in section 4.2(g) or (vii) commence or
                                                                ---
     effect the liquidation, dissolution or winding up of the Holding Company, then, in each such case, the Holding Company shall deliver to the holder of this Warrant an Officer's Certificate giving notice of such proposed action, specifying (A) the date on which the books of the Holding Company
                          -
     shall close, or a record shall be taken, for determining the holders of Common Stock entitled to receive such dividend or other distribution or such rights or options, or the date on which such reclassification, reorganization, recapitalization, consolidation, merger, sale, transfer, other disposition, transaction, liquidation, dissolution or winding up shall take place or commence, as the case may be, and (B) the date as of
                                                               -
     which it is expected that holders of shares of Common Stock shall be entitled to receive shares of Common Stock, securities or other property deliverable upon such action, if any such date is to be fixed. Such Officer's Certificate shall be delivered in the case of any action covered by clause (i) or (ii) above, at least 30 days prior to the record date for determining holders of Common Stock for purposes of receiving such payment or offer, and, in any other case, at least 30 days prior to the date upon which such action takes place and 20 days prior to any record date to determine holders of Common Stock entitled to receive such securities or other property.


                                  Exhibit 1(b)
                                  ------------

          (c) Effect of Failure.  Failure to give any certificate or notice,  or
              -----------------
     any defect in any certificate or notice required under this section 4.4 shall not affect the legality or validity of the adjustment of the Exercise Price or the number of Warrant Shares purchasable upon exercise of this Warrant.

     4.5.  Adjustments  for Changes in Certain Data. The Holding  Company hereby
           ----------------------------------------
agrees that the initial aggregate number of shares of Common Stock issuable upon the exercise in full of the Warrants issued on the Closing Date to the initial holders thereof was 690,134, which was intended to constitute at least 7.5% of the Common Stock outstanding immediately following the Closing (calculated on a fully-diluted basis and assuming the conversion, exercise and/or exchange of all securities convertible into or exercisable or exchangeable for Common Stock, including, without limitation, the Warrants). If for any reason the shares of Common Stock purchasable upon the exercise in full of the Warrants issued on the Closing Date constituted less than 7.5% of the Common Stock outstanding as of such time (and as so calculated), the Holding Company shall forthwith reissue each Warrant then outstanding with appropriate adjustments in the Exercise Price and in the number of shares of Common Stock issuable upon exercise thereof (together with an Officer's Certificate setting forth in reasonable detail the computation of such adjustments) and all such adjustments shall be satisfactory to each holder thereof.

5.   Repurchase; Registration; Transfer Restrictions, etc.   Reference is hereby
     ----------------------------------------------------
made to (a) the Securities  Purchase  Agreements for certain provisions relating
         -
to the repurchase of the Warrants and/or Warrant Shares under certain circumstances and (b) the Registration Rights Agreement for certain provisions
                   -
relating to the registration rights of the holders of the Registrable Securities (as defined therein) for certain provisions relating to transfer of the Warrants and/or the Warrant Shares.

6.   Reservation of Common Stock. The Holding Company has reserved and after the
     ---------------------------
date hereof will at all times reserve and keep available, solely for issuance, sale and delivery upon the exercise of this Warrant, such number of shares of Common Stock (and/or Other Securities) equal to the number of shares of Common Stock (and/or Other Securities) issuable upon the exercise of this Warrant. All such shares of Common Stock (and/or Other Securities) shall be duly authorized and, when issued upon exercise of this Warrant in accordance with the terms hereof, will be validly issued and fully paid and nonassessable and not subject to preemptive rights on the part of any other Person and not subject to any Lien, charge or other security interest.


                                  Exhibit 1(b)
                                  ------------

7.   Various Covenants of the Holding Company.
     ----------------------------------------

     7.1. No Impairment or Amendment;  No Further Issuances or Sales;  Continued
          ----------------------------------------------------------------------
Validity.  The  Holding  Company  shall not by any  action,  including,  without
--------
limitation, amending its Organizational Documents, any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of Shares or other securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate to protect the rights of the holder hereof against impairment. Without limiting the generality of the foregoing, the Holding Company (a) will take all such action
                                                    -
as may be necessary or appropriate in order that the Holding Company may validly issue fully paid and nonassessable Warrant Shares, (b) will obtain and maintain
                                                     -
all such authorizations, exemptions or consents from any public regulatory body having jurisdiction as may be necessary to enable the Holding Company to perform its obligations under this Warrant, (c) will not enter into any agreement or
                                         -
transaction, the terms of which would have the effect, directly or indirectly, of preventing the Holding Company from honoring its obligations hereunder or under any of the other Operative Documents for the benefit of the holders of the Warrants and/or Warrant Shares, (d) will not amend or modify any term, condition
                                 -
or provision of its Organizational Documents in a manner which is, or could reasonably be expected to be, adverse in any material respect to the interests of any holder of Warrants and/or Warrant Shares and (e) will not permit the par
                                                      -
value of any Warrant Shares issuable upon exercise of this Warrant to be greater than the amount payable therefor upon such exercise.

     So long as any Warrants or Warrant Shares are outstanding, the Holding Company will acknowledge in writing, in form satisfactory to any holder of any such security, the continued validity of the Holding Company's obligations hereunder.

     7.2.  Listing on  Securities  Exchanges,  etc. At all times  following  the
           ---------------------------------------
exercise of this Warrant, the Holding Company will use its commercially reasonable efforts to maintain the listing of all issued and outstanding Warrant Shares on each securities exchange or market or trading system on which such securities are then or at any time thereafter listed or traded.

     7.3.  Indemnification.  Without limiting the generality of any provision of
           ---------------
the Securities Purchase Agreements or any of the other Operative Documents, the Holding Company shall indemnify, save and hold harmless the holder of this Warrant and the holder of any Warrant Shares from and against any and all liability, loss, cost, damage, reasonable attorneys' and accountants' fees and expenses, court costs and all other out-of-pocket expenses reasonably incurred by such holder in connection with preserving, exercising and/or enforcing any of the terms hereof.

                                  Exhibit 1(b)
                                  ------------

     7.4.  Certain Expenses. The Holding Company shall pay all taxes (other than
           ----------------
transfer taxes and income taxes, if any, incurred by the holder hereof or any transferee) and other governmental charges that may be imposed in respect of, the issue, sale and delivery of this Warrant and any Warrant Shares.

8.   Miscellaneous.
     -------------

     8.1.  Nonwaiver.  No course of dealing or any delay or failure to  exercise
           ---------
any right, power or remedy hereunder on the part of the holder of this Warrant or of any Warrant Shares shall operate as a waiver of or otherwise prejudice such holder's rights, powers or remedies.

     8.2.  Amendment. Any term, covenant, agreement or condition of the Warrants
           ---------
may, with the consent of the Holding Company, be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by one or more substantially concurrent written instruments signed by the Required Holders of the Warrants and the Holding Company, provided that (a) no such amendment or waiver shall change the number
          --------       -
of Warrant Shares issuable upon the exercise of any Warrant or the manner of exercise or the amount of any payment due upon exercise or the duration of the Exercise Period, in each case without the prior written consent of the holder of such Warrant and (b) no such amendment or waiver shall extend to or affect any
                   -
obligation not expressly amended or waived or impair any right consequent thereon.

     8.3.  Communications.  All  communications  provided  for  herein  shall be
           --------------
delivered, mailed or sent by facsimile transmission addressed in the manner and shall be effective as of the time specified in the Securities Purchase Agreements.

     8.4.  Like Tenor.  All Warrants shall at all times be identical, except as
           ----------
to the preamble to each Warrant.

     8.5.  Remedies.  No remedy  conferred  in this Warrant on the holder of any
           --------
Warrant or Warrant Shares is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or under any other agreement, document or instrument or now or hereafter existing at law or in equity or by statute or otherwise.

     8.6.  Successors and Assigns.  This Warrant and the rights evidenced hereby
           ----------------------
shall inure to the benefit of and be binding upon the successors and assigns of the Holding Company, the holder or holders of this Warrant and, as applicable, of any Warrant Shares, to the extent provided herein and in the other Operative Documents, and shall be enforceable by such holder or holders.


                                  Exhibit 1(b)
                                  ------------

     8.7.  Governing Law.   This Warrant, including the validity  hereof and the
           -------------
rights and obligations of the Holding Company and of the holder hereof and all amendments and supplements hereof and all waivers and consents hereunder, shall be construed in accordance with and governed by the domestic substantive laws of the State of New York without giving effect to any choice of law or conflicts of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

     8.8.  Headings;  Entire Agreement; Partial  Invalidity, etc.   The table of
           ------------------------------------------------------
contents to and headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Warrant, together with the other Operative Documents, embodies the entire agreement and understanding between the holder hereof and the Holding Company and supersedes all prior agreements and understandings relating to the subject matter hereof. In case any provision in this Warrant or any of the other Operative Documents shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            [The remainder of this page is left blank intentionally.]





                                  Exhibit 1(b)
                                  ------------

     IN WITNESS WHEREOF, the Holding Company has caused this Warrant to be executed as an instrument under seal by its duly authorized officer as of the date first above written.

                                          UNIDIGITAL INC.



                                          By:
                                             -----------------------------------
                                                                         (Title)







                                  Exhibit 1(b)
                                  ------------

                                                                  Exhibit 2.2(a)
                                                                  --------------

                           FORM OF NOTICE OF EXERCISE

               (To be executed only upon partial or full exercise
                             of the within Warrant)



         The  undersigned  registered  holder of the within Warrant  irrevocably
exercises the within Warrant for and purchases            shares of Common Stock
                                              ------------
(or Other Securities)  [Specify  applicable class and/or  kind of securities] of
                        ----------------------------------------------------
UNIDIGITAL INC. and herewith makes payment  therefor in the amount of $        ,
                                                                       --------
all at the price, in the manner and on the terms and conditions specified in the
within  Warrant, and requests that a certificate (or            certificates in
                                                    ------------
denominations of          shares) for such shares  hereby purchased be issued in
                 ---------
the name of and delivered to (choose one) (a) the undersigned or (b)           ,
                                           -                      - -----------
whose address is                                      and, if such shares  shall
                 ------------------------------------
not include all the Warrant Shares issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of Warrant Shares not being purchased hereunder be issued in the name of and delivered to (choose one) (a)
                                                                              -
the undersigned or (b)                  , whose address is                     .
                    - ------------------                  ----------------------

Dated:                ,      .
      ------------- --  -----

                                       [                                     ]



                                       By
                                         ------------------------------------
                                       (Signature of Registered Holder)



NOTICE: The signature on this Notice of Exercise must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.





                                  Exhibit 1(b)
                                  ------------

                                                                      Exhibit 3
                                                                      ---------

                               FORM OF ASSIGNMENT

                    (To be executed only upon the assignment
                             of the within Warrant)



         FOR VALUE  RECEIVED,  the undersigned  registered  holder of the within
Warrant hereby sells, assigns and transfers unto                               ,
                                                -------------------------------
whose address is                                                               ,
                ---------------------------------------------------------------
all of the rights of the undersigned under the within Warrant,  with respect to shares of Common Stock (or Other Securities) [Specify applicable class
----------                                              ------------------------
and/or kind of  securities]  of  UNIDIGITAL  INC. and, if such shares  shall not
--------------------------
include all the Warrant Shares issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of Warrant Shares not being transferred hereunder be issued in the name of and delivered to [choose one] (a)
                                                                 ----------   -
the undersigned or (b)                           , whose address is
                    - ---------------------------                  -------------
                                                               , and does hereby
---------------------------------------------------------------
irrevocably constitute and appoint                                   Attorney to
                                  -----------------------------------
register such transfer on the books of UNIDIGITAL INC. maintained for the purpose, with full power of substitution in the premises.


Dated:                ,      .
      ------------- --  -----

                                       [                                     ]



                                       By
                                         ------------------------------------
                                        (Signature of Registered Holder)



NOTICE: The signature on this Assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.



                                  Exhibit 1(b)
                                  ------------